                                                                    EXHIBIT 10.3

                            FLOW PURCHASE AGREEMENT


     THIS FLOW PURCHASE AGREEMENT (the "Agreement") is entered into as of November 24, 1998, by and between New Century Mortgage Corporation ("Seller") and U.S. Bank National Association, ND ("Buyer").

     WHEREAS, Seller is in the business of originating, servicing and selling mortgage loans secured by one-to-four family residences;

     WHEREAS, Buyer from time to time desires to purchase whole mortgage loans ("Mortgage Loans") on a servicing-retained basis;

     WHEREAS, the parties desire to establish the framework for Buyer to bid on, and potentially purchase, a significant volume of whole loans from Seller;

     NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  Solicitation of Bid.  Each month Seller will present to Buyer for bid a
         -------------------
pool of Mortgage Loans with an aggregate principal balance of not less than $50,000,000 (plus or minus 10%) having the characteristics set forth on Exhibit A hereto. Seller will provide to Buyer such information regarding the offered pool of Mortgage Loans as Buyer reasonably requires in order to submit a purchase bid.

     2.  Buyer's Offer to Purchase.  Within five (5) days of receipt of
         -------------------------
information regarding the pool, Buyer will make an offer to purchase on a servicing-retained basis all or a randomly selected portion of the pool, but with an aggregate principal balance of not less than $10,000,000. The offer will be in the form of the Confirmation attached hereto as Exhibit B, specifying, among other things, the Purchase Price Percentage to be paid by Buyer. If Seller has not received an offer from Buyer by the sixth (6th) day after presenting the pool to Buyer, Seller may proceed to offer the pool to other prospective purchasers.

     3.  Acceptance or Rejection.  Within 7 days of receipt of Buyer's offer, if
         -----------------------
any, Seller, in its sole discretion, must either accept or reject the offer. If Seller accepts the offer, Seller will sign the Confirmation and the parties will cooperate to consummate the sale by the Closing Date reflected in the Confirmation. If Seller rejects the offer, then for a period of 30 days thereafter, Seller will not sell the pool to a third party on terms less favorable to Seller than those contained in Buyer's offer without once again offering the pool to Buyer.

     4.  Terms of the Sale.  For Mortgage Loan sale transactions hereunder, the
         -----------------
parties will use sale documents in substantially the form of the Mortgage Loan Purchase and Sale Agreement attached hereto as Exhibit C, or such other form as the parties mutually agree upon.

     5.  Servicing.  Buyer will retain Seller to service all Mortgage Loans
         ---------
purchased pursuant to this Agreement for a 50 basis point fee plus deboarding and other customary fees agreed to by the parties as consistent with industry practice for the type of services to be practiced by Seller. Servicing will be on an Actual/Actual basis. Seller will be entitled to retain late fees collected on the Mortgage Loans, and Buyer will be entitled to keep prepayment penalty fees.

     6.  Representations and Warranties of Seller.  As an inducement to cause
         ----------------------------------------
Buyer to enter into this Agreement Seller represents and warrants to Buyer that, as of the date of this Agreement:

         (a) Seller a corporation duly organized, validly existing, and in good standing under the laws of the State of California, is duly qualified and in good standing to transact business, and possesses all requisite authority, power, licenses, permits and franchises to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action.

         (b) The execution and delivery of this Agreement by Seller in the manner contemplated herein and the performance and compliance with the terms hereof by it shall not violate: (i) its articles of incorporation or bylaws, or (ii) any laws that could have any material adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of this Agreement applicable to Seller, and will not constitute a material default (or an event that, with notice or lapse of time or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which Seller is a party.

         (c) The execution and delivery of this Agreement by Seller in the manner contemplated herein and the performance and compliance with the terms hereof by it do not require the consent or approval of any governmental authority, or if such consent or approval is required, it has been obtained.

         (d) Assuming due authorization, execution and delivery by each other party hereto, this Agreement and all of the obligations of Seller hereunder are the legal, valid and binding obligations of Seller, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by applicable bankruptcy, conservatorship or similar debtor relief laws affecting the enforcement of creditors' rights generally.

         (e) There is no action, suit, proceeding or investigation pending or, to the best of Seller's knowledge, threatened against Seller which, either in any one instance or in the aggregate, may (i) result in any material adverse change in business, operations, financial condition, properties or assets of Seller or in any material impairment of the right or ability of Seller to carry on it business substantially as now conducted or to perform under the terms of this Agreement or (ii) which would draw in question the validity of this Agreement or the Mortgage Loans.

         (f) Seller is not in default with respect to any order or decree of any court or order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of Buyer or its properties or might have consequences that would materially and adversely affect its performance hereunder.

      7. Representations and Warranties of Buyer.  As an inducement to cause
         ---------------------------------------
Seller to enter into this Agreement Buyer represents and warrants to Seller that, as of the date of this Agreement:

         (a) Buyer is a national bank, duly organized, validly existing, and in good standing under the laws of the United States and possess all requisite authority, power, licenses, permits and franchises to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action.

         (b) The execution and delivery of this Agreement by Buyer in the manner contemplated herein and the performance and compliance with the terms hereof by it shall not violate: (i) its articles of incorporation or bylaws, or (ii) any laws that could have any material adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of this Agreement applicable to Buyer, and will not constitute a material default (or an event that, with notice or lapse of time or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which Buyer is a party.

         (c) The execution and delivery of this Agreement by Buyer in the manner contemplated herein and the performance and compliance with the terms hereof by it do not require the consent or approval of any governmental authority, or if such consent or approval is required, it has been obtained.

         (d) Assuming due authorization, execution and delivery by each other party hereto, this Agreement and all of the obligations of Buyer hereunder are the legal, valid and binding obligations of Buyer, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by applicable bankruptcy, conservatorship or similar debtor relief laws affecting the enforcement of creditors' rights generally.

         (e) There is no action, suit, proceeding or investigation pending or, to the best of Buyer's knowledge, threatened against Buyer which, either in any one instance or in the aggregate, may (i) result in any material adverse change in business, operations, financial condition, properties or assets of Buyer or in any material impairment of the right or ability of Buyer to carry on it business substantially as now conducted or to perform under the terms of this Agreement or (ii) which would draw in question the validity of this Agreement or the Mortgage Loans.

         (f) Buyer is not in default with respect to any order or decree of any court or order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of Buyer or its properties or might have consequences that would materially and adversely affect its performance hereunder.

     8.  Term and Termination.  This Agreement will expire on the earlier of (i)
         --------------------
the one year anniversary of the date of this Agreement, or (ii) the day on which an aggregate of more than $300 million in Mortgage Loans has been sold under this Agreement. Either party may terminate this Agreement prior to its expiration upon 90 days' written notice to the other party. This Agreement may be terminated immediately by the non-defaulting party in the event of the occurrence of any of the following:

         (a) the other party materially defaults in the performance of any of its duties or obligations hereunder, which default shall not be substantially cured within 30 days after written notice is given by the non-defaulting party specifying the default;

         (b) an insolvency, bankruptcy or similar proceeding shall have been commenced, or a decree or order of any appropriate court, agency or supervisory authority for the appointment of a conservator, receiver or liquidator shall have been entered against the other party, or the other party admits in writing that it is unable to pay debts generally as they come due or makes an assignment for the benefit of creditors.

     9.   Notices.  All demands, notices and communication hereunder shall be in
          --------
writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the following addresses:

          (a)  if to Buyer:

               U.S. Bank National Association
               2751 Shephard Road
               St. Paul, MN 55116
               Attn: Dave Anton, Vice President

          (b)  if to Seller:

          New Century Mortgage Corporation
          18400 Von Karman, Suite 1000
          Irvine, CA 92612
          Attn: Pat Flanagan, Executive Vice President and COO

or such other addresses as may hereafter be furnished to the other party by like notice.

     10.  Amendments, Changes and Modifications.  This Agreement may be amended,
          -------------------------------------
changed modified or altered only with the written consent of Seller and Buyer by a written agreement that specifically refers to this Agreement and that is executed by all parties.

     11.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Minnesota, without regard to the application of conflict of laws rules.

     12.  Severability.  Each part of this Agreement is intended to be
          ------------
severable. If any term, covenant, condition or provision hereof is unlawful, invalid or unenforceable for any reason whatsoever, and such illegality, invalidity or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereto shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

     13.  Rights Cumulative; Waivers.  The rights of each of the parties under
          ---------------------------
this Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

     14.  Counterparts.  This Agreement may be executed in any number of
          -------------
counterparts, each of which shall constitute one and the same instrument, and wither party hereto may execute this Agreement by signing any such counterpart.

     15.  Remedies Not Exclusive.  Except as provided otherwise herein, the
          -----------------------
rights and remedies of the parties provided in the Agreement are cumulative and not exclusive and are in addition to any other rights and remedies now and hereafter provided by law.

     16.  Integrated Agreement.  This Agreement and the documents, instruments
          ---------------------
and agreements executed and delivered pursuant to this Agreement, constitute the entire agreement between the parties with respect to the subject of the transactions contemplated hereby and supersede all prior letters or agreements with respect thereto.

     17.   Assignment of Rights to Third Parties.  All of the terms and
           -------------------------------------
conditions of this Agreement shall be binding upon and inure to the benefit of Buyer and Seller and their respective successor and assigns; provided, however, that neither party shall assign or delegate any of its rights, privileges or duties arising under this Agreement without prior written consent of the other.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, all as of the day and year stated above.


U.S. Bank National Association, ND      New Century Mortgage Corporation

By:/s/ David Anton                      By:
   -------------------------------         -----------------------------
Name:  David Anton                      Name:
       ---------------------------           ---------------------------
Title: Vice President                   Title:
       ---------------------------            --------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, all as of the day and year stated above.


U.S. Bank National Association, ND      New Century Mortgage Corporation

By:                                     By: /s/ Patrick Flanagan
   -------------------------------          ----------------------------
Name:                                   Name:   Patrick Flanagan
     -----------------------------           ---------------------------
Title:                                  Title:  Executive Vice President
      ----------------------------            --------------------------

                                   Exhibit A

                                 Pool Criteria
                                 -------------


1. All Mortgage Loans must conform to the mortgage loan origination standards established and applied by Seller regarding the eligibility of mortgage loans for origination and purchase by Seller, including exceptions to the ordinarily applicable standards if such exceptions were properly approved by persons with authority to do so under such standards, as they may be amended or supplemented from time to time.

2.  No Mortgage Loan may be:

       . To a Borrower who is rated "C minus" under Seller's underwriting guidelines
       .  Originated under Seller's "C minus Home Saver" program

3. The proportion of loan types offered by Seller for bid in each month must be representative of Seller's aggregate production in that month, except that, if Buyer so requests, they must also conform to the following criteria:

-------------------------------------------------------------------------------------------------------------------------
Characteristic                                                        A                    B                    C
-------------------------------------------------------------------------------------------------------------------------
Lien Position                                                     1st only              1st only             1st only
-------------------------------------------------------------------------------------------------------------------------
Rental, or investor owned                                            Yes                  Yes                  Yes
-------------------------------------------------------------------------------------------------------------------------
Single family, condo, PUDs only                                      Yes                  Yes                  Yes
-------------------------------------------------------------------------------------------------------------------------
Exceptions to Seller's bankruptcy underwriting criteria              No                    No                   No
-------------------------------------------------------------------------------------------------------------------------
Average LTV not more than                                            79%                  75%                  70%
-------------------------------------------------------------------------------------------------------------------------
Maximum Rental/Investor Owned                                        13%                  13%                  13%
-------------------------------------------------------------------------------------------------------------------------
Maximum "Jumbo" loans (defined as greater than $300,000              15%                  15%                  15%
 for A, $250,000 for B, and $200,000 for C) based on
 number of loans in pool
-------------------------------------------------------------------------------------------------------------------------
Maximum "Stated Income"                                              35%                  35%                  35%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Credit Grade                                                       Maximum               Target              Minimum
-------------------------------------------------------------------------------------------------------------------------
A+                                                                   80%                  75%                  70%
A+ MO
A-
A- MO
-------------------------------------------------------------------------------------------------------------------------
B                                                                    25%                  20%                  15%
-------------------------------------------------------------------------------------------------------------------------
C                                                                    15%                  10%                   0%
-------------------------------------------------------------------------------------------------------------------------
C- or Home Saver                                                    None                 None                 None
-------------------------------------------------------------------------------------------------------------------------

                                   Exhibit B

                              Form of Confirmation
                              --------------------



                                  CONFIRMATION


  This Confirmation is entered into pursuant to that certain Flow Purchase Agreement dated as of November __, 1998 by and between New Century Mortgage Corporation, as Seller, and US Bank National Association, ND, as Buyer. Capitalized terms used herein and not defined herein have the meanings given them in said Mortgage Loan Purchase Agreement.

  Seller and Buyer hereby confirm an agreement to sell and purchase the Mortgage Loans identified on the attached Mortgage Loan Schedule, upon the following terms:

Date of this Confirmation:                       __________________________

Closing Date:                                    __________________________

Purchase Price Percentage:                       __________%

[or list separately for sub-pools of
 different loan types]
Cut-Off Date                                     ________ 1, 199__

Aggregate Principal Balance as of Cut-Off        $_________________________
 Date:

  The Mortgage Loan Schedule is attached hereto.

                                            NEW CENTURY MORTGAGE CORPORATION


                                            By: ___________________________
                                                  Its: ____________________

                                            US BANK NATIONAL ASSOCIATION, ND


                                            By: ___________________________
                                                  Its: ____________________

                                   Exhibit C

               Form of Mortgage Loan Purchase and Sale Agreement
               -------------------------------------------------

================================================================================




                   MORTGAGE LOAN PURCHASE AND SALE AGREEMENT


                                By and Between


                       NEW CENTURY MORTGAGE CORPORATION

                                    Seller,


                                      and



                       US BANK NATIONAL ASSOCIATION, ND

                                     Buyer



                        Dated as of ____________, 199_


================================================================================

                   MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1. Definitions.............................................................    1

2. Seller's Representations and Warranties.................................    6
   (a) Representations and Warranties Regarding Seller.....................    6
       (i)          Due Incorporation and Good Standing....................    6
       (ii)         Corporate Authority and Power..........................    6
       (iii)        Authorization, Execution, Delivery; Valid, Binding.....    7
       (iv)         Governmental Consent...................................    7
       (v)          Bulk Transfers.........................................    7
       (vi)         Performance............................................    7
       (vii)        Pending Litigation.....................................    7
       (viii)       Compliance with Laws and Regulations...................    7
       (ix)         Material Facts.........................................    7
   (b) Representations and Warranties Regarding Mortgage Loans.............    7
       (i)          Information Valid......................................    8
       (ii)         Payments Current.......................................    8
       (iii)        No Outstanding Charges.................................    8
       (iv)         Original Terms Unmodified..............................    8
       (v)          No Defenses............................................    8
       (vi)         Hazard Insurance.......................................    9
       (vii)        Compliance with Applicable Laws........................    9
       (viii)       No Satisfaction of Mortgage............................    9
       (ix)         Valid Lien.............................................   10
       (x)          Validity of Mortgage Documents.........................   10
       (xi)         Full Disbursement of Proceeds..........................   10
       (xii)        Ownership..............................................   10
       (xiii)       Doing Business.........................................   11
       (xiv)        Title Insurance........................................   11
       (xv)         No Defaults............................................   11
       (xvi)        No Mechanics' Liens....................................   11
       (xvii)       Location of Improvements; No Encroachments.............   11
       (xviii)      Payment Terms..........................................   11
       (xix)        Customary Provisions...................................   12
       (xx)         Occupancy of the Mortgaged Property....................   12
       (xxi)        No Additional Collateral...............................   12
       (xxii)       Deeds of Trust.........................................   12
       (xxiii)      Mortgaged Property Undamaged...........................   12
       (xxiv)       Leaseholds.............................................   12
       (xxv)        No Buydowns; No Contingent Features....................   12

        (xxvi)       Compliance with Appraisal Regulations..................  13
        (xxvii)      Origination Practices and Servicing....................  13
        (xxviii)     No Construction or Trade-In Loans......................  13
        (xxix)       Absence of Fraud.......................................  13
        (xxx)        Condominium or PUD.....................................  13
        (xxxi)       Pool Criteria..........................................  13
    (c) Exclusivity of Seller's Representations and Warranties..............  13

3.  Buyer's Representations and Warranties..................................  13
    (a) Due Incorporation and Good Standing.................................  13
    (b) Corporate Authority and Power.......................................  14
    (c) Authorization, Execution, Delivery; Valid, Binding..................  14
    (d) Governmental Consent................................................  14
    (e) Performance.........................................................  14
    (f) Pending Litigation..................................................  14
    (g) Compliance with Laws and Regulations................................  14
    (h) Material Facts......................................................  15

4.  Purchase and Sale.......................................................  15
    (a) Agreement to Purchase...............................................  15
    (b) Confirmations.......................................................  15

5.  Examination of Mortgage Files...........................................  15

6   Purchase Price..........................................................  16

7.  Purchase and Settlement.................................................  16

8.  Indemnification and Repurchase Obligation...............................  17
    (a) Repurchase for Breach of Representation and Warranty
         or Document Deficiency.............................................  17
    (b) Repurchase for First Payment Default................................  17
    (c) Repurchase Procedure................................................  17
    (d) Indemnification.....................................................  18
    (e) Sole and Exclusive Remedies.........................................  18
    (f) Reimbursement for Certain Refinancings..............................  18
    (g) Survival of Representations and Warranties..........................  19

9.  Delivery of Loan Documentation..........................................  19

10. True Sale; Financial Accounting Treatment...............................  19

11. Arbitration.............................................................  20

12. Miscellaneous...........................................................  20

   (a)      Construction; Article and Section Headings.....................   20
   (b)      Counterparts; Execution and Delivery by Facsimile..............   20
   (c)      Severability...................................................   20
   (d)      Notices........................................................   21
   (e)      Governing Law..................................................   21
   (f)      Offsets........................................................   21
   (g)      Prior Agreements...............................................   21
   (h)      Amendments.....................................................   21
   (i)      Assignment of Rights under this Agreement......................   22


Schedule of Exhibits:
--------------------

Exhibit A    Form of Confirmation

Exhibit B    Pool Criteria

Exhibit C    Mortgage Notes and Loan Files

Exhibit D    Form of Assignment of Mortgage Loans

Exhibit E    Seller's Wire Instructions

                   MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

     THIS MORTGAGE LOAN PURCHASE AND SALE AGREEMENT (the "Agreement") is entered into as of _____________, 199_, by and between New Century Mortgage Corporation ("Seller") and US Bank National Association, ND ("Buyer").

     WHEREAS, Seller desires to sell, and Buyer desires to purchase, certain whole mortgage loans ("Mortgage Loans") on a servicing-retained basis, subject to the terms and conditions set forth in the Agreement.

     NOW, THEREFORE, the parties hereby agree that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller hereby agrees to sell to Buyer and Buyer hereby agrees to purchase from Seller, on the Closing Dates those Mortgage Loans identified in the Mortgage Loan Schedules, all in accordance with the terms, covenants and conditions as herein set forth.

   1.   Definitions.

     Unless the context shall otherwise plainly require, the capitalized terms used herein shall have meanings given them below and such meanings are equally applicable to the singular and the plural forms of such terms.

     "Adjustable Rate Mortgage Loan" means a Mortgage Loan which, by its terms, allows for periodic adjustments to the Note Rate according to a specified procedure.

     "Agreement" or "Purchase Agreement" means this Mortgage Loan Purchase and Sale Agreement and all exhibits, amendments and supplements thereto.

     "Appraised Value" means, with respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made by an Appraiser for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Borrower with the proceeds of the Mortgage Loan; provided, however, in the case
                                                 --------  -------
of a Refinanced Mortgage Loan, such value of the Mortgaged Property is determined solely pursuant to the valuation method set forth in clause (i) above.

     "Assignment of Mortgage" means an assignment of a Mortgage, notice of transfer, or equivalent instrument sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to Buyer.

     "Borrower" means any obligor on a Mortgage Note or any Person that has acquired Mortgaged Property and assumed the obligations of the obligor under the Mortgage Note and the Mortgage, or a Person that has acquired title to any Mortgaged Property subject to the lien of the Mortgage.

     "Business Day" means any day other than (a) a Saturday or Sunday, or (b) a day on which banking institutions in the state in which either Buyer or Seller has its headquarters are authorized or obligated by law or executive order to be closed.

     "Closing" means the consummation of the purchase and sale of the Mortgage Loans as contemplated in this Agreement, which shall take place on a Closing Date.

     "Closing Date" means, with respect to a Mortgage Loan or group of Mortgage Loans, the date specified as such in the related Confirmation, which shall be the date on which the sale of such Mortgage Loans pursuant to this Agreement shall be consummated and payment of the Purchase Price therefor shall be made.

     "Confirmation" means an agreement substantially in the form set forth as

Exhibit A, executed by Seller and Buyer, establishing the Closing Date and the
---------
Purchase Price Percentage with respect to the Mortgage Loan or group of Mortgage Loans listed on the Mortgage Loan Schedule attached thereto.

     "Cut-off Date" means, with respect to a Mortgage Loan, the first day of the calendar month in which the Closing Date with respect to that Mortgage Loan occurs.

     "Delinquent" means, with respect to a Mortgage Loan, one for which any Monthly Payment installment is unpaid by the subsequent Due Date.

     "Due Date" means, with respect to each Mortgage Loan, the day of each month on which a Monthly Payment installment is due as stated in the underlying Mortgage Note.

     "Fixed Rate Mortgage Loan" means a Mortgage Loan which, by its terms, calls for the Note Rate to be constant for the term of the loan.

     "Flood Insurance Policy" means a policy of insurance issued in accordance with the Flood Disaster Protection Act of 1973, as amended from time to time, or, if repealed or amended, any superseding legislation governing similar insurance coverage, or any other policy providing similar coverage against loss sustained by floods that conforms to the flood insurance requirements prescribed by the Lending Standards.

     "Flow Purchase Agreement" means that certain Flow Purchase Agreement dated as of November __, 1998 between Buyer and Seller.

     "Hazard Insurance Policy" means a fire and casualty extended coverage insurance policy issued by a Qualified Insurer and protecting against loss or damage from fire and other hazards covered by a standard extended coverage endorsement and containing such other terms and conditions as are consistent with the Lending Standards, or any other fire and casualty insurance policy providing similar coverage and issued by a Qualified Insurer, including all riders and endorsements thereto.

     "Index" means, with respect to an Adjustable Rate Mortgage Loan, the interest rate series used as the basis for periodic adjustments to the Note Rate as specified in the Mortgage Note.

     "Insurance Policy" means a Primary Mortgage Insurance Policy, Hazard Insurance Policy, Flood Insurance Policy, Title Insurance Policy or Title Certificate, including all riders and endorsements thereto.

     "Insurance Proceeds" means any amounts paid upon settlement of claims filed under an Insurance Policy, and the proceeds of any other insurance policy or bond providing coverage for a Mortgage Loan or a Mortgaged Property.

     "Lender" means the originator of any Mortgage Loan, as lender thereunder, together with its successors and assigns, as mortgagee thereunder.

     "Lending Standards" means the mortgage loan origination standards established and applied by Seller regarding the eligibility of mortgage loans for origination and purchase by Seller, including exceptions to the ordinarily applicable standards if such exceptions were properly approved by persons with authority to do so under such standards, as they may be amended or supplemented from time to time.

     "Liquidation Proceeds" means all funds received in full repayment of a Mortgage Loan, whether upon prepayment in full by the Borrower, sale by deed-in-lieu of foreclosure, the receipt of foreclosure proceeds from a judgment, writ of attachment or order levied against the Borrower or his assets, the receipt of Insurance Proceeds, the receipt of proceeds from the purchase of the Mortgage Loan by Seller or Buyer, or otherwise.

     "Loan-to-Value Ratio" or "LTV" means, with respect to a Mortgage Loan, the ratio, expressed as a percentage, that the principal balance of the Mortgage Loan as of the date of origination of the loan bears to the lesser of (a) the Appraised Value of the Mortgaged Property, or (b) if the Mortgage Loan was made to finance the acquisition of the Mortgaged Property, the purchase price of the Mortgaged Property.

     "Monthly Payment" means the amount of a scheduled installment of principal and interest due to the holder of a Mortgage Loan in accordance with the terms of the Mortgage Loan.

     "Mortgage" means a mortgage, deed of trust or other instrument given as security for a Mortgage Note, together with any riders, addenda or amendments thereto.

     "Mortgage Loan" means an individual loan evidenced by a Mortgage Note and secured by a first priority Mortgage on residential one- to four-family real property sold to Buyer by Seller pursuant to this Agreement and identified on a Mortgage Loan Schedule.

     "Mortgage Loan File" means, with respect to a Mortgage Loan, the documents required to be delivered by Seller to Buyer or Buyer's designee pursuant to this Agreement.

     "Mortgage Loan Schedule" means a schedule of Mortgage Loans attached to a Confirmation containing the following information with respect to each Mortgage Loan, in each case as of the Cut-off Date except as otherwise expressly stated:
(1) the Seller's Mortgage Loan identifying number, (2) the Borrower's name, (3) the street address of the Mortgaged Property, including the state and zip code
(4) a code indicating whether the Mortgaged Property is owner-occupied (which shall mean that the Borrower represented at the time of origination that the Mortgaged Property would be so occupied); (5) a code indicating whether the Mortgaged Property is a single family residence, a two- to four-family residence, a condominium unit or a unit in a PUD, (6) the LTV at origination,
(7) the Note Rate in effect immediately following the Cut-Off Date, (8) the stated maturity date, (9) the amount of the Monthly Payment at origination, (10) the amount of the Monthly Payment as of the Cut-Off Date, (11) the last payment date on which a Monthly Payment was actually applied to the unpaid stated principal balance, (12) the original principal amount, (13) the principal balance as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date, whether or not collected, (14) a code indicating the loan purpose, (15) the Note Rate at origination, (16) a code indicating the document style (i.e., full, limited or stated); (17) the risk grade, (18) a code indicating whether the Mortgage Loan is secured by a first priority lien, (19) the Appraised Value of the Mortgaged Property, (20) the sale price of the Mortgaged Property if the loan was originated in connection with the purchase of the Mortgaged Property, (21) the paid to date, (22) a code indicating the type of prepayment charge, and, in the case of Adjustable Rate Mortgage Loans, (23) the Gross Margin, and (24) the Index, including the source of such Index. The Mortgage Loan Schedule shall also contain, with respect to the Mortgage Loans listed therein in the aggregate, as of the Cut-off Date: (1) the number of Mortgage Loans, (2) the aggregate outstanding principal balance, (3) the weighted average Note Rate, and
(4) the weighted average maturity.

     "Mortgage Note" means the original note, bond or other evidence of indebtedness executed by a Borrower in evidence of the indebtedness of such Borrower under a Mortgage Loan, and all riders, addenda and amendments thereto.

     "Mortgaged Property" means the real property securing repayment of a Mortgage Loan.

     "Note Rate" means, with respect to a Mortgage Loan, the rate of interest payable at any time by the Borrower as specified in the Mortgage Note.

     "Person" means an individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     "Pool Criteria" means the loan characteristics and limitations set forth in the Flow Purchase Agreement and Exhibit B to this Agreement, as such loan
                                ---------
characteristics and limitations may be amended by the parties from time to time.

     "PUD" means a planned unit development, which is a parcel of real property that contains buildings or other improvements owned and maintained by a homeowner's association, corporation or trust for the benefit of the Persons that own individual residential units on such parcel where such association, corporation or trust requires automatic, nonseverable membership by each unit owner and imposes mandatory assessments on all such owners for maintenance and other services.

     "Purchase Price" has the meaning given it in Section 6.
                                                  ---------

     "Purchase Price Percentage" means, with respect to a Mortgage Loan or group of Mortgage Loans, the percentage stated in the related Confirmation.

     "Purchase Proceeds" means the net proceeds payable to Seller on the Closing Date to effect the purchase of the Mortgage Loans by Buyer, as specified in this Agreement.

     "Qualified Insurer" means an insurance company or surety or bonding company that qualifies as an acceptable insurer or obligor under the Lending Standards.

     "Remittance Date" has the meaning given it in the Servicing Agreement.

     "Servicing Agreement" means the Mortgage Loan Servicing Agreement between Seller, as "Servicer," and Buyer, as "Owner," dated __________________, 1998, providing for the servicing of mortgage loans by the Seller in exchange for the Servicing Compensation, as the same may be amended from time to time.

     "Servicing Compensation" means the compensation to which Seller shall be entitled pursuant to the Servicing Agreement, including the Servicing Fee, benefits derived from collection and escrow accounts, satisfaction and release fees, assumption fees, late payment charges and other like fees, as more specifically provided in the Servicing Agreement.

     "Servicing Fee" has the meaning given it in the Servicing Agreement.

     "Servicing Rights" means the rights to service the Mortgage Loans and collect the income thereon according to standard industry practice.

     "Tax and Insurance Reserve" means, with respect to a Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, flood insurance premiums, and other payments escrowed by the Borrower with the Lender pursuant to the terms of the related Mortgage Loan documents.

     "Term" means the period beginning on ___________ and ending on __________, or such earlier date on which Seller shall have offered to Buyer pursuant to the Flow Purchase Agreement an aggregate of $300,000,000 in outstanding principal amount of Mortgage Loans, as such time period may be extended and such aggregate amount may be increased by written agreement of the parties.

     "Title Certificate" means an attorney's opinion or certificate of title, indicating to the holder of the Mortgage Loan that the Mortgage constitutes a valid first lien on the Mortgaged Property, subject only to such matters as are permitted under subparagraphs (a) through (f) under the definition of Title Insurance Policy.

     "Title Insurance Policy" means an ALTA or CLTA (extended coverage) lender's title insurance policy issued by a Qualified Insurer, including all riders or endorsements thereto, together with such additional endorsements as are required by the Lending Standards in an amount not less than the original principal amount of the Mortgage Loan, insuring the holder of the Mortgage Loan and its successors and assigns that the Mortgage constitutes a valid first lien on the Mortgaged Property, subject only to (a) liens for real estate taxes and governmental improvement assessments not delinquent; (b) easements and restrictions that do not adversely affect the marketability of title to the Mortgaged Property or prohibit or interfere with the use of the Mortgaged Property for its intended purpose; (c) a declaration of condominium or other similar document that evidences the creation of a condominium project (where applicable); (d) reservations as to oil, gas or mineral rights provided that such rights do not include the right to remove buildings or other improvements on or near the surface thereof or otherwise enter the surface for purposes of removing oil, gas or minerals; (e) agreements for the installation, maintenance or repair of public utilities provided such agreements do not create or evidence liens on the Mortgaged Property, authorize or permit any Person to file or acquire claims or liens against the Mortgaged Property or interfere with the intended use of the Mortgaged Property; and (f) such other exceptions as are acceptable under the Lending Standards.

   2.   Seller's Representations and Warranties.

     (a) Representations and Warranties Regarding Seller. Seller represents and warrants to Buyer and, at all times during the term of this Agreement, shall be deemed to represent and warrant as follows:

         (i) Due Incorporation and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of California. Seller holds all licenses, certificates, franchises, and permits from all governmental authorities necessary for the conduct of its business and has received no notice of proceedings relating to the revocation of any such license, certificate or permit, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially affect the conduct of the business, results of operations, net worth or financial condition of Seller.

         (ii) Corporate Authority and Power. Seller has all requisite corporate power and authority to own its properties and to conduct any and all business required or contemplated by this Agreement to be conducted by Seller and to perform the covenants and obligations to be performed thereunder; the execution and delivery by Seller of this Agreement is within the corporate power of Seller and has been duly authorized by all necessary corporate action on the part of Seller; and neither the execution and delivery of this Agreement by Seller, nor the consummation by Seller of the transactions therein contemplated, nor compliance with the provisions thereof by Seller, shall (i) conflict with or result in a breach of, or shall constitute a default under, any of the provisions of the articles of incorporation or bylaws of Seller or any law, governmental rule or regulation, or any judgment, decree or order binding on Seller or its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which Seller is a party or by which it is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

         (iii) Authorization, Execution, Delivery; Valid, Binding. This Agreement and all other documents and instruments required or contemplated thereby to be executed or delivered by Seller under this Agreement, have been duly authorized, executed and delivered by Seller and constitute legal, valid and binding agreements enforceable against Seller in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency or other similar laws affecting rights of creditors of banking institutions from time to time in effect and to general principles of equity.

         (iv) Governmental Consent. No consent, approval, order or authorization of, or registration, qualification or declaration with, any governmental authority is required to be obtained by Seller in connection with the authorization, execution or delivery of this Agreement and exhibits and documents related thereto, or the performance by Seller of the covenants and obligations to be performed by it thereunder.

         (v) Bulk Transfers. The transfer, assignment and conveyance of the Mortgage Loans by Seller are not subject to the bulk transfer provisions of the Uniform Commercial Code or any similar statutory provisions in effect in any applicable jurisdiction.

         (vi) Performance. Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

         (vii) Pending Litigation. There is no litigation pending or, to Seller's knowledge, threatened, which, if determined adversely to Seller, would adversely affect the sale of the Mortgage Loans, the execution, delivery or enforceability of this Agreement, or which would have a material adverse effect on the financial condition of Seller.

         (viii) Compliance with Laws and Regulations. Seller has performed and shall continue to perform its obligations and duties hereunder in accordance with all applicable laws and regulations, including any Internal Revenue Service reporting requirements.

         (ix) Material Facts. To the best of Seller's knowledge, neither this Agreement nor any statement, report or other document furnished or to be furnished by Seller pursuant to this Agreement or in connection with the transactions contemplated hereby, which relate to Seller's financial condition and business operation, contains any untrue statement of fact or omits to state a fact necessary to make the statement therein not misleading.

     (b) Representations and Warranties Regarding Mortgage Loans. Seller further represents and warrants that at and as of each Closing Date, except as otherwise stated, to the best of Seller's knowledge, the following representations and warranties shall be accurate and complete in all material respects as to each Mortgage Loan purchased on that Closing Date.

         (i) Information Valid. All information set forth in the Mortgage Loan Schedule is complete, true and correct.

         (ii) Payments Current. All payments required to be made on or prior to the Cut-off Date under the terms of the related Mortgage Note have been made. No payment under any Mortgage Loan has been Delinquent for more than 30 days more than once in the 12 months immediately preceding the Closing Date.

         (iii) No Outstanding Charges. There is no default in complying with the terms of the Mortgage which creates a first lien in the Mortgaged Property, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid or for any Mortgage Loan for which an escrow of funds is required by applicable law or is required under the terms of the Mortgage Loan, such an escrow of funds has been established and the appropriate amount of monies has been collected. Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the Borrower, directly or indirectly, for the payment of any amount required by the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest.

         (iv) Original Terms Unmodified. The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interests of Buyer. The substance of any such waiver, alteration or modification has been approved by the issuer of any related mortgage insurance policy and the title insurer, to the extent required by the applicable policy, and its terms are reflected on the Mortgage Loan Schedule. No Borrower has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related mortgage insurance policy and the title insurer, to the extent required by the applicable policy, and which assumption agreement is part of the Mortgage Loan File and the terms of which are reflected in the Mortgage Loan Schedule. Any principal advances made to the Borrower prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the Mortgage Loan File reflects the consolidation of such advances with and into a single loan balance having a single interest rate and a single set of repayment terms.

         (v) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor shall the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

         (vi) Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a Qualified Insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (A) the maximum insurable value of the improvements securing such Mortgage Loan and (B) the greater of (x) the outstanding principal balance of the Mortgage Loan and (y) an amount such that the proceeds thereof shall be sufficient to prevent the Borrower or the loss payee from becoming a co-insurer. If upon origination of the Mortgage Loan, the related Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a Flood Insurance Policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a Qualified Insurer in an amount representing coverage equal to the lesser of (A) the minimum amount required, under the terms of the coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the Mortgage if replacement cost coverage is not available for the type of building insured) and
(B) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, as amended. All individual Insurance policies contain a standard mortgagee clause naming Seller or a permitted sub-servicer and its successors and assigns as mortgagee, and all premiums due and payable thereon have been paid. Each Mortgage obligates the Borrower thereunder to maintain the Hazard Insurance Policy at the Borrower's cost and expense, and on the Borrower's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Borrower's cost and expense, and to seek reimbursement therefore from the Borrower. Each Hazard Insurance Policy is the valid and binding obligation of the insurer, is in full force and effect, and shall be in full force and effect and inure to the benefit of Buyer upon the consummation of the transactions contemplated by the Agreement. None of Seller, Borrower or any sub-servicer has engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either.

         (vii) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan and its origination as in effect on the date the Mortgage Loan was originated have been complied with.

         (viii) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage other than a partial release which has been approved by the applicable mortgage insurer and which has been effected so that (A) the priority of the Mortgage is not prejudiced by any claim or potential claim of a junior lienholder or other person and (B) there has been no violation of any zoning, subdivision or other law affecting or relating to the Mortgaged Property. If a partial release has occurred, the value of the Mortgaged Property has not been materially and adversely affected. No instrument has been executed that would effect any such release, cancellation, subordination or rescission except a partial release as referenced herein.

         (ix) Valid Lien. The Mortgage is a valid subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to (1) the lien of current real property taxes and assessments not yet due and payable; (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the Title Insurance Policy delivered to the originator of the Mortgage Loan and referred to or otherwise considered in the valuation made for the originator of the Mortgage Loan or which do not adversely affect the Appraised Value of the Mortgaged Property; and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and Seller has full right to sell and assign the same to Buyer.

         (x) Validity of Mortgage Documents. The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Borrower is a natural person who is a party to the Mortgage Note and the Mortgage either in an individual capacity or as trustee of a family trust, and if as trustee of a family trust, the trust's obligation is guaranteed by a natural person in that person's individual capacity.

         (xi) Full Disbursement of Proceeds. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the improvements on the Mortgaged Property have been fully completed, except that any minor improvements or repairs that do not affect livability may be incomplete in the case where an escrow account has been established in accordance with the Lending Standards in an amount sufficient to guarantee completion of the repairs or improvements. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Borrower is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

         (xii) Ownership. Immediately prior to the sale of the Mortgage Loan pursuant to this Agreement, Seller is the sole owner of the Mortgage Loan with full right to transfer and sell the Mortgage Loan to Buyer free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the Agreement.

         (xiii) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as Lender, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks, or (5) not doing business in such state.

         (xiv) Title Insurance. The Mortgage Loan is covered by an ALTA Title Insurance Policy with, in the case of an Adjustable Rate Mortgage Loan, an adjustable rate mortgage endorsement, issued by a Qualified Insurer insuring Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (ix) of this
Section 2(b). Seller is the sole insured of such Title Insurance Policy, and
------------
such Title Insurance Policy is in full force and effect and shall be in full force and effect upon the consummation of the transactions contemplated by the Agreement. No claims have been made under such Title Insurance Policy, and no prior holder of the related Mortgage, including Seller, has done, by act or omission, anything which would impair the coverage of such Title Insurance Policy.

         (xv) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither Seller nor its predecessors have waived any default, breach, violation or event of acceleration (other than a payment that is Delinquent by less than 30 days).

         (xvi) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or materials (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

         (xvii) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property except for encroachments which are minor in nature and shall not adversely affect the value of the

Mortgage Loan or Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation.

         (xviii)   Payment Terms. The Mortgage Note is payable on the first day of each month in monthly installments of principal and interest, with interest calculated and payable in arrears. In the case of an Adjustable Rate Mortgage Loan, the Monthly Payments are adjusted on each adjustment date to an amount sufficient to amortize the Mortgage Loan fully by the stated maturity date. The Mortgage Loan does not have a balloon payment feature.

         (xix) Customary Provisions. The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Borrower which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

         (xx) Occupancy of the Mortgaged Property. The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

         (xxi) No Additional Collateral. The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in paragraph (ix) of this Section 2(b).
                                                       ------------

         (xxii) Deeds of Trust. If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or shall become payable by Buyer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Borrower.

         (xxiii)   Mortgage Property Undamaged. The Mortgaged Property is not
damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended, or if damaged, it has been restored and repaired and the value of the Mortgage Loan has not been adversely affected.

         (xxiv) Leaseholds. The Mortgaged Property either (1) is not a leasehold estate or (2) is a leasehold estate in which the remaining term is at least ten years beyond the stated maturity of the Mortgage Note.

         (xxv) No Buydowns; No Contingent Features. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid with funds in a separate account or by another source other than the Borrower, nor does it contain other similar provisions constituting "buydown" provisions. The Mortgage Loan is not a graduated payment loan and does not have a shared appreciation or other contingent interest feature.

         (xxvi) Compliance with Appraisal Regulations. With respect to the Mortgage Loan, all appraisal reports shall have been ordered, performed and rendered in accordance with the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989.

         (xxvii)   Origination Practices and Servicing. The origination,
servicing and collection practices used with respect to the Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry, and in accordance with the terms of the Mortgage Loan. In the case of an Adjustable Rate Mortgage Loan, the Borrower has executed a statement acknowledging receipt of all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans; and in the case of a loan for the purpose of refinancing a prior loan, the Borrower has received all disclosure materials required by applicable law with respect to the making of refinancing mortgage loans, and evidence of such receipt is in the Mortgage Loan File.

         (xxviii) No Construction or Trade-In Loans. The Mortgage Loan was not made in connection with (1) the construction or rehabilitation of the Mortgaged Property or (2) facilitating the trade-in or exchange of the Mortgaged Property.

         (xxix) Absence of Fraud. There was no error, omission, misrepresentation, fraud or similar occurrence with respect to the Mortgage Loan on the part of any person, including, without limitation, the Borrower, any appraiser, builder or developer, or any party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to the Mortgage Loan.

         (xxx) Condominium or PUD. If the Mortgaged Property is a condominium unit or a unit in a PUD, the condominium or PUD project meets the eligibility standards of Fannie Mae for such projects.

         (xxxi) Pool Criteria. The Mortgage Loan (either itself or, as applicable, together with all other Mortgage Loans sold on the same Closing
Date) satisfies the Pool Criteria.

     (c) Exclusivity of Seller's Representations and Warranties. It is expressly agreed and understood that the representations and warranties set forth above are the sole representations and warranties made by Seller, its representatives, agents, officers, directors or other employees with respect to the sale of Mortgage Loans to Buyer hereunder.

     3.  Buyer's Representations and Warranties

     Buyer represents and warrants to Seller and, at all times during the term of this Agreement, shall be deemed to represent and warrant as follows:

     (a) Due Incorporation and Good Standing. Buyer is a national banking association duly organized, validly existing and in good standing under the laws of the United States. Buyer holds all licenses, certificates, franchises, and permits from all governmental authorities necessary for the conduct of its business and has received no notice of proceedings relating to the revocation of any such license, certificate or permit, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially affect the conduct of the business, results of operations, net worth or financial condition of Buyer.

     (b) Corporate Authority and Power. Buyer has all requisite corporate power and authority to own its properties and to conduct any and all business required or contemplated by this Agreement to be conducted by Buyer and to perform the covenants and obligations to be performed thereunder; the execution and delivery by Buyer of this Agreement is within the corporate power of Buyer and has been duly authorized by all necessary corporate action on the part of Buyer; and neither the execution and delivery of this Agreement by Buyer, nor the consummation by Buyer of the transactions therein contemplated, nor compliance with the provisions thereof by Buyer, shall (i) conflict with or result in a breach of, or shall constitute a default under, any of the provisions of the articles of association or bylaws of Buyer or any law, governmental rule or regulation, or any judgment, decree or order binding on Buyer or its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which Buyer is a party or by which it is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

     (c) Authorization, Execution, Delivery; Valid, Binding. This Agreement and all other documents and instruments required or contemplated thereby to be executed or delivered by Buyer under this Agreement, have been duly authorized, executed and delivered by Buyer and constitute legal, valid and binding agreements enforceable against Buyer in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency or other similar laws affecting rights of creditors of banking institutions from time to time in effect and to general principles of equity.

     (d) Governmental Consent. No consent, approval, order or authorization of, or registration, qualification or declaration with, any governmental authority is required to be obtained by Buyer in connection with the authorization, execution or delivery of this Agreement and exhibits and documents related thereto, or the performance by Buyer of the covenants and obligations to be performed by it thereunder.

     (e) Performance. Buyer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

     (f) Pending Litigation. There is no litigation pending or, to Buyer's knowledge, threatened, which, if determined adversely to Buyer, would adversely affect the sale of the

Mortgage Loans, the execution, delivery or enforceability of this Agreement, or which would have a material adverse effect on the financial condition of Buyer.

     (g) Compliance with Laws and Regulations. Buyer has performed and shall continue to perform its obligations and duties hereunder in accordance with all applicable laws and regulations, including any Internal Revenue Service reporting requirements.

     (h) Material Facts. To the best of Buyer's knowledge, neither this Agreement nor any statement, report or other document furnished or to be furnished by Buyer pursuant to this Agreement or in connection with the transactions contemplated hereby, which relate to Buyer's financial condition and business operation, contains any untrue statement of fact or omits to state a fact necessary to make the statement therein not misleading.

     4.  Purchase and Sale.

     (a) Agreement to Purchase. Seller hereby agrees to sell and Buyer hereby agrees to purchase, on or before the Closing Date identified in the related Confirmation, Mortgage Loans having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Confirmation, or in such other amount as agreed by Buyer and Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by Buyer on the related Closing Date.

     (b) Confirmation. With each pool of Mortgage Loans presented by Seller to Buyer pursuant to the Flow Purchase Agreement, Seller shall provide Buyer with a listing of the Mortgage Loans to be offered for purchase under this Agreement ("Preliminary Mortgage Schedule"). If Seller accepts Buyer's bid for a particular pool of Mortgage Loans, Buyer shall purchase such Mortgage Loans subject to the adjustments specified in the following paragraph. After making such adjustments, Seller and Buyer shall attach the final Mortgage Loan Schedule to the related Confirmation.

     The Mortgage Loan Schedule shall include the Mortgage Loans identified on the Preliminary Mortgage Schedule, with the following adjustments: (a)
Mortgage Loans identified by Buyer prior to the Closing Date as not conforming to the requirements of this Agreement shall be deleted; (b) Seller shall delete such Mortgage Loans which have been prepaid in full prior to the Closing Date, or as to which the representations and warranties of Seller cannot be made as of the Closing Date; and (c) Mortgage Loans acceptable to Buyer may be substituted for Mortgage Loans deleted pursuant to clauses (a) and (b) of this paragraph.

     5.  Examination of Mortgage Files.

     Prior to the Closing Date, Seller shall make the Mortgage Files available to Buyer for examination at Seller's office or such other location or locations as Seller shall designate, for the purpose of ascertaining the compliance of the Mortgage Loans with the terms of this Agreement. Such examination may be made by Buyer, or any agent or designee of Buyer, at any time, whether before or after the Closing Date. If Buyer makes such examination prior to the Closing

Date and identifies any Mortgage Loans which do not conform to the terms of this Agreement, such Mortgage Loans shall be deleted from the Mortgage Loan Schedule, and may be replaced by substitute Mortgage Loans acceptable to Buyer. The failure by Buyer to conduct any such examination prior to the Closing Date shall not affect Buyer's rights to demand repurchase or other relief as provided under this Agreement.

     6.  Purchase Price.

     The Purchase Price for the Mortgage Loans sold and purchased on a Closing Date shall be the Purchase Price Percentage reflected on the related Confirmation multiplied by the aggregate outstanding principal balance as of the Cut-off Date of the Mortgage Loans listed on the Mortgage Loan Schedule, after application of scheduled payments of principal due on or before the Cut-off Date, whether or not collected. In addition, Buyer shall pay to Seller on the Closing Date accrued interest on the principal amount of the Mortgage Loans at the weighted average interest rate of the Mortgage Loans net of the Servicing Fee, from the Cut-off Date to the day prior to the Closing Date, inclusive.

     Buyer shall be entitled to all scheduled principal due after the Cut-off Date, and all payments of interest on the Mortgage Loans net of the Servicing Fee (minus the portion of any such payment which is allocable to the period prior to the Cut-off Date). The principal balance of each Mortgage Loan as of the Cut-off Date is determined after application of the payments of principal due on or before the Cut-off Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid and for a due date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts shall be the property of Buyer, and Seller shall deposit such amounts in the remittance account established for the benefit of Buyer for subsequent remittance to Buyer; subject to the following: all scheduled payments of principal due on or before the Cut-off Date shall belong to Seller.

     7.  Purchase and Settlement.

     The Closing and settlement for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. Closing shall, at Seller's option, be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

     The Closing shall be subject to each of the following conditions:

     (a) All of the representations and warranties of Buyer and Seller under this Agreement shall be true and correct as of the Closing Date, or such other date as is otherwise stated herein, and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

     (b) The parties shall have executed and delivered the Servicing Agreement;

     (c) All other documents required to be executed under the terms of this Agreement shall have been duly executed and delivered by the respective parties; and

     (d) The parties shall have complied with all other terms and conditions of this Agreement.

     Upon satisfaction of the foregoing conditions, on the Closing Date, Buyer shall pay to Seller the Purchase Price plus accrued interest by wire transfer of immediately available funds to the account identified in Exhibit E, as
                                                         ---------
designated by Seller.

   8.   Indemnification and Repurchase Obligation.

     (a) Repurchase for Breach of Representation and Warranty or Document Deficiency. Seller shall be obligated to repurchase, upon demand from Buyer, any Mortgage Loan:

         (1) as to which any representation or warranty made by Seller to Buyer pursuant to this Agreement, or any document required to be submitted by Seller in connection with the purchase of any Mortgage Loan by Buyer is determined to have been inaccurate or incomplete to any extent when made (without regard to Seller's actual or implied knowledge of the untruth of such representation or warranty), unless Seller presents evidence to the contrary satisfactory to Buyer; or

         (2) for which any document constituting the Mortgage Loan File or otherwise relating to a Mortgage Loan is deficient, defective, falsified or fraudulent (which shall include any misrepresentations made by the Borrower whether or not verification of the Borrower's statements was a required part of the loan documentation) or is missing or is lost or destroyed by Seller or is not timely delivered when so requested by Buyer;

provided, in either case, only if and to the extent that as a result thereof the
--------
value of the Mortgage Loan is materially affected; and provided, further, that
                                                       --------  -------
Buyer shall have made such demand promptly upon becoming aware of the inaccuracy or incompleteness of the representation and warranty or document, or of the documentary deficiency, and in any event not later than one year following the relevant Closing Date. Should Buyer determine, in its good faith judgment, that any such deficiency can be cured without adversely affecting Buyer's interest in the Mortgage Loan, Buyer shall allow Seller to cure such deficiency at Seller's expense provided the deficiency is cured to Buyer's satisfaction within 90 days following Buyer's notification to Seller.

     (b) Repurchase for First Payment Default. Seller shall be obligated to repurchase, upon demand from Buyer, any Mortgage Loan as to which the Borrower shall have failed to make the first Monthly Payment by the day that is 90 days after such first Monthly Payment became due. Seller shall repurchase any such loan within 90 days following the date on which the Mortgage Loan first became 90 days overdue.

     (c) Repurchase Procedure. The repurchase price for a Mortgage Loan repurchased pursuant to Section 8(a) or (b) shall be payable by Seller to Buyer
                        -------------------
in immediately available funds in an amount equal to: (1) the then outstanding principal balance of such Mortgage Loan; (2) plus accrued and uncollected interest on the subject Mortgage Loan calculated, based on the Note Rate, up to, but not including the date of repurchase; (3) less amounts received with respect to such repurchased Mortgage Loan being held for remittance to Buyer on the Remittance Date next following the repurchase (which amount shall be remitted to Buyer on such date). At the time of repurchase, Buyer shall arrange for the reassignment of such Mortgage Loan to Seller, the delivery to Seller of any related documents in the possession of Buyer or any third party, and the assignment to Seller of all Buyer's rights as to such Mortgage Loan under any applicable Insurance Policy. Seller shall have the option, in lieu of such repurchase, to substitute another mortgage loan, which mortgage loan (i) conforms in all respects with the requirements of this Agreement with respect to the Mortgage Loans sold hereby, (ii) as of the date of substitution has an outstanding principal amount no greater than the outstanding principal amount of the Mortgage Loan for which it is being substituted, and (iii) has an interest rate that is no lower than the interest rate of the Mortgage Loan for which it is being substituted. If Seller substitutes a Mortgage Loan, it shall pay to Buyer in the manner described above an amount calculated in the manner set forth above with respect to the difference, if any, between the outstanding principal balance of the substituted loan and the outstanding principal balance of the loan for which it is substituted, both determined as of the date of substitution.

     (d) Indemnification. Seller shall indemnify and hold Buyer harmless against any and all liabilities, claims, losses, penalties, fines, costs and expenses including attorneys' fees directly resulting from Seller's gross negligence or willful misconduct in carrying out its obligations under this Agreement. The parties understand that some of the representations and warranties given by Seller herein have been made for the purpose of allocating the risk of their inaccuracy, and that the remedy for such inaccuracy, if not cured, shall be the repurchase of the affected Mortgage Loans. Accordingly, inaccuracy of the representations and warranties shall not be deemed gross negligence or willful misconduct on the part of Seller for purpose of this
Section 7(d).
------------

     (e) Sole and Exclusive Remedies. Seller's obligations to indemnify Buyer and to cure, repurchase or substitute for the affected Mortgage Loan shall be the sole and exclusive remedies of Buyer against Seller with respect to the failure of the Mortgage Loan to conform to the representations and warranties contained in Section 2(b).
             ------------

     (f) Reimbursement for Certain Refinancing. If any Borrower prepays a Mortgage Loan within the first 48 months following the origination of that Mortgage Loan, and if Seller should be the lender with respect to a new loan to that Borrower secured by the same Mortgaged Property, then Seller shall reimburse Buyer for a portion of the premium, if any, paid by Buyer for that Mortgage Loan, to the extent that such portion exceeds the prepayment charges collected in connection with the prepayment of the Mortgage Loan. For this purpose, the "premium" means the amount by which the Purchase Price Percentage applied in calculating the Purchase

Price for that Mortgage Loan exceeds 100%, multiplied by the outstanding principal amount of that Mortgage Loan as of the Cut-Off Date. The portion of this premium that shall be reimbursed by Seller shall be the unamortized portion, based upon a seven-year amortization using the "sum of the years digits" method, starting on the Closing Date.

     (g) Survival of Representations and Warranties. The representations and warranties set forth in Section 2(b) shall survive the sale of the Mortgage
                        ------------
Loans for a period of twelve months, and shall inure to the benefit of Buyer, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage Loan File, or other documents relating to any Mortgage Loan, on the part of Buyer.

     9.   Delivery of Loan Documentation.

     (a) Not later than three Business Days following the Closing Date for each Mortgage Loan, Seller shall deliver to Buyer or Buyer's designee, with respect to each Mortgage Loan listed on the related Mortgage Loan Schedule, the documents identified on Exhibit C. Buyer or its designee shall, from and after
                        ----------
the Closing Date, hold all such documents, including the Mortgage Note and the Mortgage Loan File, as custodian in accordance with the Servicing Agreement.

     (b) All documents and instruments relating to each Mortgage Loan will comply in all respects to the requirements set forth in this Agreement.

     (c) At Closing, Seller shall deliver to Buyer in recordable form for each Mortgage Loan, an individual Assignment of Mortgage substantially in the form attached hereto as Exhibit D. The individual assignments need not be recorded
                   ---------
unless otherwise required or directed by Buyer. In the event that Buyer elects to require recordation of the individual assignments, Seller shall reimburse Buyer and its designee for all reasonable costs and expenses related to such required recordations.

     (d) In the event delivery by Seller to Buyer of any Mortgage Loan File or other documentation relating to a Mortgage Loan purchased by Buyer does not conform with the requirements set forth in the Agreement, a breach of Seller's representation and warranties as specified in Section 2(b) will be deemed to
                                              ------------
have occurred and Buyer will pursue rights and remedies provided herein or otherwise available under applicable law.

     10.   True Sale; Financial Accounting Treatment.

     Buyer and Seller agree with one another that the transactions contemplated by this Agreement are intended to represent a bona fide true sale of the Mortgage Loans conveying to Buyer all right, title and interest in and to the Mortgage Loans, excluding Servicing Rights. Buyer and Seller agree to execute such documents and take all such action as may be required from time to time to assure that this transaction is deemed for all purposes, including for financial accounting treatment, a true and absolute sale by Seller and purchase by Buyer of the Mortgage Loans.

     11.   Arbitration.

     Any controversy or claim between or among the parties or their agents, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith and any claim based on or arising from an alleged tort which allegedly occurred during the course of performance or non-performance under this Agreement, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code (S)(S)1 et seq.), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators. Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

     No provision of this section shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference.

     12.   Miscellaneous.

     (a) Construction; Article and Section Headings. This Agreement shall be fairly and evenly construed and interpreted as the joint negotiated work product between two knowledgeable participants in the secondary mortgage market, each represented by legal counsel. No inference or presumption in favor of one party or against the other shall arise on account of drafting. The Article and Section headings are for convenience only and shall not affect the construction of this Agreement.

     (b) Counterparts; Execution and Delivery by Facsimile. For the purposes of facilitating the execution of this Agreement, as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument. Any original counterpart when executed and transmitted by electronic facsimile shall be deemed duly delivered to the other party upon confirmed receipt thereof by such other party.

     (c) Severability. Any part, provision, representation or warranty of this Agreement which is prohibited or is held to be void or unenforceable by a court, governmental body or administrative agency or authority shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warrant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. To the extent permitted by applicable law, the parties hereto waive any prohibitions of law which prohibits or renders void or unenforceable any provisions hereof.

     (d) Notices. All notices, requests, demands and other communications which are required or permitted to be given under the Agreement shall be in writing and shall be deemed to have been duly given upon the actual delivery thereof or upon the expiration of three (3) business days following mailing thereof by registered or certified mail, return receipt requested, postage prepaid:

               If to Seller, to:

                    New Century Mortgage Corporation
                    18400 Von Karman
                    Suite 1000
                    Irvine, CA 92612
                    Attention:  John Kontoulis, Vice President

               If to Buyer, to:

                    US Bank National Association, ND
                    ____________________
                    ____________________
                    ____________________
                    Attention: ____________________

    or to such other address as Seller or Buyer shall have specified in writing to the other.

     (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflict-of-law rules.

     (f) Offsets. Amounts payable by Buyer to Seller pursuant to this Agreement may, at Seller's option and in its sole discretion, be offset by Seller against any payments then or thereafter owed by Seller to Buyer.

     (g) Prior Agreements. This Agreement and the exhibits hereto, which are incorporated herein by this reference, supersede all prior agreements and understandings relating to the subject matter thereof except as otherwise provided in the introductory paragraph thereof.

     (h) Amendments. Except as expressly otherwise provided herein, this Agreement may not be changed, waived, discharged or terminated orally, but only in writing executed by both Seller and Buyer.

     (i) Assignment of Rights under this Agreement. This Agreement and the parties' respective rights and obligations hereunder may not be sold, assigned or transferred without the prior written consent of the other party, except that Seller may assign its obligation to sell all or a portion Mortgage Loans hereunder to an affiliate of Seller.

     IN WITNESS WHEREOF, each of the undersigned parties to the Agreement has caused the Agreement to be duly executed in its corporate name by one of its duly authorized officers, all as of the date first above written.


                              SELLER:

                              NEW CENTURY MORTGAGE CORPORATION


                              By:
                                 --------------------------
                                    Its:
                                        -------------------


                              BUYER:

                              US BANK NATIONAL ASSOCIATION, ND


                              By:
                                 --------------------------
                                    Its:
                                        -------------------

                                   Exhibit A

                             Form of Confirmation
                             --------------------



                                 CONFIRMATION


          This Confirmation is entered into pursuant to that certain Mortgage Loan Purchase Agreement dated as of _________, 1998 by and between New Century Mortgage Corporation, as Seller, and US Bank National Association, ND, as Buyer. Capitalized terms used herein and not defined herein have the meanings given them in said Mortgage Loan Purchase Agreement.

          Seller and Buyer hereby confirm an agreement to sell and purchase the Mortgage Loans identified on the attached Mortgage Loan Schedule, upon the following terms:

Date of this Confirmation:                       __________________________
Closing Date:                                    __________________________
Purchase Price Percentage:                       __________%
[or list separately for sub-pools of
 different loan types]
Cut-Off Date                                     ________ 1, 199__
Aggregate Principal Balance as of Cut-Off        $_________________________
 Date:

          The Mortgage Loan Schedule is attached hereto.


                              NEW CENTURY MORTGAGE CORPORATION


                              By:
                                 ------------------------------------
                                    Its:
                                        -----------------------------

                              US BANK NATIONAL ASSOCIATION, ND

                              By:
                                 ------------------------------------
                                    Its:
                                        -----------------------------

                                   Exhibit B

                                 Pool Criteria
                                 -------------

1.  All Mortgage Loans must conform to the Lending Standards.
2.  No Mortgage Loan may be:

      . To a Borrower who is rated "C minus" under Seller's underwriting guidelines
      .  Originated under Seller's "C minus Home Saver" program

3. The proportion of loan types in each pool must be representative of Seller's aggregate production in the relevant month, except that, if Buyer so requests, the pool must also conform to the following criteria:

Characteristic                                                        A                    B                    C
-------------------------------------------------------------------------------------------------------------------------
Lien Position                                                     1st only              1st only             1st only
-------------------------------------------------------------------------------------------------------------------------
Rental, or investor owned                                            Yes                  Yes                  Yes
-------------------------------------------------------------------------------------------------------------------------
Single family, condo, PUDs only                                      Yes                  Yes                  Yes
-------------------------------------------------------------------------------------------------------------------------
Exceptions to Seller's bankruptcy underwriting criteria               No                   No                   No
-------------------------------------------------------------------------------------------------------------------------
Average LTV not more than                                             79%                  75%                  70%
-------------------------------------------------------------------------------------------------------------------------
Maximum Rental/Investor Owned                                         13%                  13%                  13%
-------------------------------------------------------------------------------------------------------------------------
Maximum "Jumbo" loans (defined as greater than $300,000               15%                  15%                  15%
 for A, $250,000 for B, and $200,000 for C) based on
 number of loans in pool
-------------------------------------------------------------------------------------------------------------------------
Maximum "Stated Income"                                               35%                  35%                  35%
-------------------------------------------------------------------------------------------------------------------------

Credit Grade                                                       Maximum               Target              Minimum
-------------------------------------------------------------------------------------------------------------------------
A+                                                                    80%                  75%                  70%
A+ MO
A-
A- MO
-------------------------------------------------------------------------------------------------------------------------
B                                                                     25%                  20%                  15%
-------------------------------------------------------------------------------------------------------------------------
C                                                                     15%                  10%                   0%
-------------------------------------------------------------------------------------------------------------------------
C- or Home Saver                                                     None                 None                 None
-------------------------------------------------------------------------------------------------------------------------

                                   Exhibit C

                         Mortgage Notes and Loan Files
                         -----------------------------

1. The original Mortgage Note, together with any required riders or addenda, assumption or modification agreement, and any surety or guaranty agreements shall be delivered to Buyer or, as may be directed by Buyer, Servicer as custodian for Buyer who shall act and hold each Mortgage Note and related item described above on behalf of Buyer:

     Each Mortgage Note shall bear all intervening endorsements and, except as provided in the Mortgage Loan Purchase Agreement, be endorsed in substantially the following form:

                         WITHOUT RECOURSE
                         PAY TO THE ORDER OF
                         US BANK NATIONAL ASSOCIATION, ND

                         NEW CENTURY MORTGAGE CORPORATION
                         [or insert name of affiliate to which Agreement has been assigned]

                         By:  ________________________________
                              ________________________________
                               (typed/printed name and title)


                         By:  ________________________________
                              ________________________________
                               (typed/printed name and title)

Such endorsement shall be made by an authorized officer.


2.   Mortgage Loan File.  Each Mortgage Loan File shall contain each item
     ------------------
     required to be included therein as required by the Lending Standards. Unless otherwise directed by Buyer, each of the items constituting the Mortgage Loan File shall be retained by Servicer for the purposes of servicing the Mortgage Loans.

                                   Exhibit D

                     Form of Assignment of Mortgage Loans
                     ------------------------------------

                                    :
When Recorded, mail to:             :
Attn:                               :
[company]                           :
[street]                            :
[City, State Zip]                   :
                                    :
Loan #______ Commitment #_________  :

                          ASSIGNMENT OF DEED OF TRUST


     FOR VALUE RECEIVED, NEW CENTURY MORTGAGE CORPORATION [or insert name of affiliate to which Agreement has been assigned , a California corporation, ("Assignor") does hereby grant, assign and transfer to ______________________, a ____________________, ("Assignee") all beneficial interest under that certain Deed of Trust ("Deed of Trust") dated ________________, 19____, executed by ________________________, Trustor, to ______________________, Trustee, and
recorded _____________, 19____, as Instrument No. ________, or Book ________,
Page ________, of Official Records in the Office of the County Recorder of ___________ County, ________, State of __________, affecting the real property therein described,

     TOGETHER with the note(s) therein described or referred to, the money due and to become due thereon with interest, and all rights accrued and to accrue under the Deed of Trust; without recourse on, or any warranty or representation whatsoever by Assignor.

     Any notices required or permitted to be given to the Assignee under or in connection with this Assignment or under or in connection with the Deed of Trust may be given at the following address:

               _________________________________
               _________________________________
               _________________________________

or such other address or addresses as may be stated in any document or instrument recorded hereafter referring to this Assignment and identifying the Deed of Trust so affected.

Dated: _______________   NEW CENTURY MORTGAGE CORPORATION
                         [or insert name of affiliate to which Agreement has been assigned]

                         By:  ____________________________
                              ____________________________
                         By:  ____________________________
                              ____________________________

Attach appropriate form of notary acknowledgment.

                                   Exhibit E

                          Seller's Wire Instructions
                          --------------------------


                               [To be attached.]


                                      E-1